Exhibit 99.1

0 NEW YORK CITY REIT Second Quarter Investor Presentation 123 William Street - New York, NY

1 Second Quarter 2021 Highlights 1) See appendix for a full description of capitalized terms and Non - GAAP reconciliations. 2) There can be no assurance that LOIs will lead to definitive leases that will commence on their current terms, or at all. Leas ing pipeline should not be considered an indication of future performance. 3) Refer to slide 9 – Top 10 Tenant Investment Grade Profile. 4) Refer to slide 10 – Q2’21 Leasing Activity for additional information. 5) Refer to slide 15 – Capital Structure and Q2’21 Results for further information regarding our capital structure and liquidity. 6) Refer to slide 14 – Q2’21 Cash Rent Collection for additional information. Total rent collected during the period includes both original Cash Rent due and payments made by tenants pursuant to rent deferral agreements. 7) Refer to slide 6 – Conservative Capital Structure for additional information. 8) Source: CBRE Manhattan Office July 2021 and VTS Office Demand Index July reports. 1 High - Quality Manhattan Focused Portfolio Robust Leasing Activity (4) Increasing Financial Performance (5) Attractive Investment Opportunity x Eight high - quality office and retail condominium properties that are primarily located in Manhattan x Portfolio Occupancy (1) of 85% with a weighted average Remaining Lease Term (1) of 6.7 years x Top 10 tenants (3) are 73% Investment Grade rated and have a Remaining Lease Term of 9.2 years x Launched Innovate NYC, a co - working company, at 1140 Avenue of the Americas in the third quarter, diversifying NYC’s strategy into a growing segment of the New York City real estate market x Quarter over quarter, Occupancy at 123 William Street increased from 87% to 91% as four new leases totaling 20,500 and 10.9 years of weighted average Remaining Lease Term commenced x NYC is working on several key lease renewals, including one with USA General Services Administration, a top ten tenant with one year of Remaining Lease Term x 14,000 SF forward Leasing Pipeline that includes two leases signed after quarter end and one LOI. The forward Leasing Pipeline is expected to increase Occupancy by nearly 1.2% and annualized straight - line rent by $1.3 million (2) x Collected 89% (6) of original second quarter Cash Rent across the portfolio and 90% from our top 10 tenants (3) x Quarter over quarter, Cash NOI (1) improved to $6.0 million from $5.6 million x No debt maturities within the next three years and a weighted average debt maturity of 5.6 years x Moderate Net Leverage (1) of 38% supporting future growth potential (7) x NYC’s Net Leverage compares well against its peers who boast Net Leverage between 40% and 59% (7) x Management believes there is significant upside for NYC as New York City continues to rebound and management leases available space to creditworthy tenants x In Q2’21, demand for office space in New York City increased by 43% while actual leasing activity increased by 20% (8) x Management continues to expect a significant uptick in office use and leasing trends in Q4’21 and 2022 as mass vaccination efforts support a return to pre - pandemic activity levels x After listing on the NYSE in August 2020, NYC became the leading “pure - play” publicly traded REIT focused on Manhattan real estate NYC is a high - quality Manhattan focused portfolio with a top 10 tenant base that is 73% Investment Grade (1) rated and a 14,000 SF forward Leasing Pipeline (1) , which is expected to increase annualized straight - line Rent by $1.3 million (2)

2 Manhattan Focused Portfolio Metric ($ and SF in mm) Q2’21 Real Estate Investments, at Cost $861.9 Number of Properties 8 Total Square Feet 1.2 Annualized Straight - line Rent $56.2 Occupancy 84.5% Weighted Average Lease Term Remaining 6.7 Years 1) Ratings information is as of June 30, 2021. Weighted based on annualized straight - line rent as of June 30, 2021. NYC’s top 10 te nants are 53% actual Investment Grade rated and 20% implied Investment Grade. Refer to slide 9 – Top 10 Tenants and Definitions in the appendix for additional information. 2) Based on square feet as of June 30, 2021. 2 6% 15% 6% 10% 12% 3% 5% 43% 2021 2022 2023 2024 2025 2026 2027 Thereafter Financial Services 20% Government/Public Administration 18% Non - profit 15% Services 10% Healthcare Services 6% Technology 6% Retail 5% Professional Services 5% Fitness 4% Other 11% $862 million portfolio of real estate investments featuring a diverse tenant mix across eight mixed - use office and retail condominium buildings that are primarily located in Manhattan Top 10 Tenants Credit Ratings (1) Tenant Industry Diversity (2) Limited Lease Expiration Schedule (2) Portfolio Metrics 73% 11% 16% Investment Grade Non Investment Grade Not Rated

3 Aggressive New York City Comeback 3 Visualizing New York City’s Aggressive Vaccination Campaign x New York State and New York City have led the fight against COVID - 19 by encouraging mass vaccination, expediting the path towards a full reopening and pre - pandemic office use and business and pedestrian activity across the city ▪ As of July 1, 2021, all economic restrictions have been lifted across New York City and State for vaccinated persons ▪ Quarter over quarter, leasing activity increased by 20% as businesses across the city begin to set office return dates and sunset COVID - 19 inspired work from home policies x New York City has administered nearly 9.5 million complete COVID - 19 vaccine series, a continued effort to expedite the timeline to pre - pandemic business activity and office use ▪ 60% of all New York City adults have received at least one vaccination dose ▪ Manhattan outperforms all City Borough’s with 66% of its population fully vaccinated Office use and business and pedestrian activity continue to increase across the city as New York City continues to aggressively encourage mass vaccinations to support a return to pre - pandemic lifestyles Times Square Pedestrian Traffic Is At The Pre - Pandemic Level Source: Citywide Immunization Registry and Times Square District Management Association as of July 28, 2021 and CBRE Manhatta n O ffice July 2021 report. 0 30,000 60,000 90,000 120,000 150,000 180,000 3/1/2020 6/23/2020 10/15/2020 2/6/2021 5/31/2021 Times Square Average Daily Visitors 170,000 0 2,000 4,000 6,000 8,000 10,000 12/14/2020 2/21/2021 5/1/2021 7/9/2021 Cumulative New York City Vaccine Administration (000’s) Series1 Series2 9,487

4 Leading New York City Market Position NYC’s portfolio of eight mixed - use offices and retail condominiums is the leading “pure - play” publicly traded REIT focused on New York City real estate Total Portfolio SF (mm) (1) 4 New York City Office and Retail Exposure (2) New York City Office Exposure (2) Other Exposure Observatory Source: Company and peer metrics as of June 30, 2021 . 1) Reflects total portfolio and not pro rata square feet. 2) All metrics reflect at share ownership. NYC based on annualized straight - line rent. ESRT based on LTM revenue from Observatory a nd annualized rent for all other assets. SLG based on annualized contractual rent. PGRE based on annualized rent at share. VN O based on annualized NOI at share. 1.2 10.2 25.7 32.4 12.9 76.2% 73.6% 65.7% 68.8% 85.6% 82.7% 81.4% 68.8% 3.6% 70.4% 3.6% 99.0%

5 Well - Positioned Portfolio Compared to Peers 5 Sources: Company filings; U.S. Bureau of Labor Statistics as of July 2, 2021. Note: Company and peer metrics as of June 30, 2 021 unless otherwise indicated. 1) Based on annualized straight - line rent as of June 30, 2021. NYC’s top 10 tenants are 53% actual Investment Grade rated and 20% i mplied Investment Grade rated tenants. Peer tenant percentages are only comprised of actual Investment Grade ratings. 2) For Company and Peers, based on annualized straight - line rent as of June 30, 2021. 3) In June 2021, the U.S. Bureau of Labor Statistics reported that Government and Financial Activities had the two lowest unempl oym ent rates of 3.5% and 3.4% respectively, compared to total unemployment of 6.1%. Unemployment rates based on unemployed pers ons by industry, not seasonally adjusted. Industry concentration for NYC based on SLR. ESRT, PGRE and VNO based on annualized rent. SLG based on contractual cash rent. VNO reflects New York City assets only as of December 31, 2020. Tenants Operating in Industries with Stable Employment (3) Share of Top 10 Tenants Investment Grade (1) Lease Expirations After 2030 (2) Highlights 73% Investment Grade rated top 10 tenant base that is complemented by a balance of tenants with attractive industry exposures and long - term leases 34% 29% 28% 26% 20% PGRE NYC SLG VNO ESRT x NYC’s top ten tenants are 73% actual or implied Investment Grade rated and feature leases to large corporate tenants and government agencies x 29% of leases expire after 2030, limiting the impact of near - term lease expirations x Strong underlying tenant base with 41% of NYC’s tenants operating in industries with the lowest unemployment rates 13% 4% 2% 2% 41% 28% 33% 30% 17% 41% 41% 37% 32% 19% PGRE NYC SLG VNO ESRT Government Financial Activities 73% 69% 56% 56% 41% NYC SLG VNO ESRT PGRE

6 Conservative Capital Structure ▪ Well - Positioned for Future Growth: The Company’s listing in August 2020 positioned the Company to access capital markets and continues to position the Company to take advantage of attractive acquisition opportunities ▪ Amongst NYC’s peer group, NYC features conservative Net Leverage and limited near - term debt maturities ▪ Higher Growth Leads to Higher Multiples: Public markets generally reward higher growth companies with higher multiples Conservative Balance Sheet New Investments Enhanced Growth Higher Multiples 6 NYC’s capital structure allows for future growth potential (1) Debt Maturities Through 2024 Net Leverage (2) Source: Company filings. Note: Company and peer metrics as of June 30, 2021. 1) Refer to slide 15 – Capital Structure and Q2’21 Results for further information regarding our capital structure and liquidity. Breaches of certai n l oan covenants has reduced the cash available to us. In the case of the loan secured by our 9 Times Square property, if the sa me covenants are breached in the third quarter of 2021, which we anticipate will occur, we will be required to either reach a satisfactory modification ag ree ment with our lenders or make a significant repayment of principal under the loan agreement in order to avoid a default. Ther e i s no assurance we will be able to do either. Even if we are able to make a substantial repayment of principal (the amount of which cannot be estimated presently), our cap ita l resources would be significantly impacted. See "Forward Looking Statements" on slide 27 for further information. 2) For the Company, represents total mortgage notes payable, gross of $405.0 million minus cash and cash equivalents of $23.9 mi lli on divided by total assets of $841.3 million plus accumulated depreciation and amortization of $153.8 million as of June 30, 202 1. For peers, represents total debt, plus preferred equity, minus cash and cash equivalents divided by total assets plus accumulated deprec iat ion and amortization, at cost, as of June 30, 2021. 38% 40% 51% 56% 59% NYC PGRE ESRT SLG VNO 5% 14% 49% 54% 66% ESRT NYC VNO PGRE SLG

7 7 Real Estate Portfolio Highlights

8 8 Detailed Property Summary Note: Data as of June 30, 2021. Portfolio Real Estate Assets, at cost ($ mm) Occupancy Remaining Lease Term (in years) % of Annualized Straight - Line Rent % of Portfolio Square Feet 123 William Street $287.0 91% 5.3 39% 47% _ 9 Times Square $186.8 58% 7.5 13% 14% _ 1140 Avenue of the Americas $178.7 81% 6.5 28% 21% _ 196 Orchard Street $89.3 100% 13.6 12% 5% _ 400 E. 67th Street $77.1 100% 3.4 6% 5% _ 200 Riverside Blvd. - ICON $20.2 100% 16.3 0% 5% _ 8713 Fifth Avenue $16.3 100% 4.0 2% 2% _ 421 W. 54th Street – Hit Factory $6.5 0% 0.0 0% 1% _ Total Portfolio $861.9 85% 6.7 100% 100% _ Note: Map shows seven properties located in Manhattan. Medical office building in Brooklyn not pictured. $862 million portfolio that is diversified across eight mixed - use office and retail condominium buildings that are primarily located in Manhattan

9 9 Note: Cash Rent collection data as of July 31, 2021. Total rent collected during the period includes both original Cash Rent due and payments made by tenants pursuant to rent deferral agreements or otherwise. Eliminating the impact of deferred rent paid, w e collected the same percentage of original Cash Rent due. Portfolio data as of June 30, 2021 unless otherwise noted. 1) Weighted based on annualized straight - line rent as of June 30, 2021. 2) Ratings information as of June 30, 2021. Weighted based on annualized straight - line rent. NYC’s top 10 tenants are 53% actual In vestment Grade (“IG”) rated and 20% implied Investment Grade. 3) Provides a rent credit of $0.7 million (including $0.6 million for second quarter 2020, and $0.1 million for third quarter 20 20) and $1.3 million (including $0.1 million for third quarter 2020, $0.5 million for fourth quarter 2020, $0.4 million in the fi rs t quarter 2021 and $0.3 million in the second quarter 2021) deferral in exchange for a 60 - month lease extension, adding $16.7 million of new gross annua l rent over the extension term. 4) Provides a rent credit of $0.8 million (including $0.4 million for fourth quarter 2020, $0.2 million for first quarter 2021 a nd $0.2 million for second quarter 2021) and $0.6 million (including $0.1 million for third quarter 2020, $0.1 million for fourt h q uarter 2020 and $0.4 million for first quarter 2021) deferral in exchange for a 24 - month lease extension, adding $4.7 million of new gross annual ren t over the extension term. Top 10 Tenant Investment Grade Profile Tenant Space Type Tenant Industry Credit Rating (2) Q2’21 Original Cash Rent Collection Remaining Lease Term (in years) % of Portfolio SLR % of Portfolio SF City National Bank Office / Retail Financial Services A2 100% 12.0 7.8% 3.6% _ Planned Parenthood Federation of America, Inc. Office Non - Profit Baa2* 100% 10.1 5.9% 6.6% _ Equinox Retail Fitness Caa3 Approved Agreement (3) 17.4 5.0% 3.1% _ Cornell University Office Healthcare Services Aa1 100% 3.0 4.4% 3.0% _ Dept. of Youth & Community Development Office Government Aa2 100% 6.2 4.0% 4.1% _ CVS Retail Retail Baa2 100% 13.2 3.8% 1.0% _ Waterfall Asset Management LLC Office Financial Services Not Rated 100% 1.2 3.6% 2.6% _ I Love NY Gifts Retail Retail Not Rated Approved Agreement (4) 14.9 3.5% 0.8% _ USA General Services Administration Office Government Aaa 100% 1.0 3.5% 4.9% _ Marshalls Retail Retail A2* 100% 7.3 2.9% 2.1% _ *Implied Rating 73% IG Rated 90% 9.2 44.5% 31.8% _ Credit Rating: A2 Credit Rating: Aa1 Credit Rating: Baa2* Credit Rating: Aaa Credit Rating: Aa2 NYC’s top 10 tenants (1) feature a balance of large Investment Grade corporate tenants such as City National Bank, CVS and Marshalls and government agencies

10 10 Executed four new leases in the second quarter that totaled 20,500 SF and $0.9 million of annualized straight - line rent and constructed a 14,000 SF forward Leasing Pipeline that is expected to increase Occupancy to 86% (1) Q2’21 Leasing Activity Prior Lease New Lease Moody’s Credit Rating Aa2 Aa2 Square Feet 45,313 45,313 Lease Expiration year 2022 2027 Remaining Lease Term 1.1 Years 5.0 Years 10 5 - Year Lease Extension with an Aa2 Credit Tenant (3) Replaced Nearly Half of Knotel’s Former Space Within the Quarter Leasing Commentary x As measured by the VTS Office Demand Index, demand for New York City office space returned to the pre - pandemic 2018 - 2019 average following a 53% increase in demand in Q2’21 as compared to Q1’21 (1) ▪ Leasing activity for New York City office space totaled 3.5 million SF in Q2’21, a 20% quarter - over - quarter increase x Quarter over quarter, portfolio Occupancy increased to 85% from 83% as 20,500 SF commenced at 123 William Street and increase d the buildings Occupancy from 87% to 91% ▪ Quarter over quarter, annualized straight - line rent at 123 William Street increased by $0.9 million ▪ NYC is working on several key lease renewals, including one in advanced discussions with an Aa2 credit rated tenant at 123 William Street that would increase annualized straight - line rent from the tenant by approximately $300,000 (3) x Forward Leasing Pipeline of 14,000 SF that includes two leases executed after quarter end and one LOI for 5,500 SF. The Leasi ng Pipeline is expected to increase Occupancy to 85.7% from 84.5% and annualized straight - line rent by $1.3 million, if the LOI lea ds to a definitive agreement which is not assured (2) x Through Q2’21, NYC has replaced nearly half of the former space occupied by Knotel with creditworthy, rent - paying tenants Knotel New Leases (4) Square Feet 71,200 32,200 Square Feet Replacement % N/A 45% Tenant Quality Bankrupt Rent Paying Tenant Industry Co - Working Diversified 1) VTS Office Demand Index (VODI) July 2021 report released on June 23, 2021 2) Assumes no expirations or terminations and the non - binding LOI leads to a definitive lease. There can be no assurance that the L OI will lead to a definitive lease that will commence on the contemplated terms, or at all. Leasing pipeline should not be considered an indication of future performance. 3) A final amendment is subject to negotiation and execution of a definitive agreement as well as any internal approvals that ma y b e needed by the tenant for which there can be no assurance. 4) Includes one lease signed after quarter end totaling 8,800 SF.

11 11 Case Study: Knotel Proactive Management x In January 2021, Knotel filed for bankruptcy and subsequently terminated all space leased from NYC (1) – NYC’s proactive approach identified Knotel’s operational issues early in the COVID - 19 pandemic and well positioned our legal and asset management teams to immediately address Knotel’s bankruptcy x Shortly after Knotel filed for bankruptcy, NYC executed a five - year lease with a leading Fortune 50 technology company and a two - year lease with a global human resource company at 123 William Street, replacing 65% of Knotel’s former space at the building. After quarter end, NYC also executed a lease to a leading media company for 8,800 SF at 9 Times Square, absorbing an additional 12% of Knotel’s former space – Since termination, NYC has replaced 45% of the former occupied space and 42% of the annualized straight - line rent derived from Knotel with creditworthy, rent - paying tenants – The new leases greatly enhance NYC’s portfolio by replacing a bankrupt tenant with an investment grade, Fortune 50 technology company, a global HR company and a leading media company x NYC’s early identification and proactive response to Knotel’s operational challenges caused by the COVID - 19 pandemic well positioned NYC to partially backfill former Knotel space with creditworthy tenants and aggressively market the “turn - key” space Summary of Completed Lease Terms ($ and SF in 000's) 123 William Street 9 Times Square Combined Replacement Leases Annualized SLR $1,236.4 $412.7 $1,649.1 Square Feet 23.4 8.8 32.2 Knotel SF Replacement (%) 65% 24% 45% Wtg . Avg. Lease Term 4 Years 10 Years 6 Years Proactive management leads to nearly half of Knotel’s former space backfilled through Q2’21 with a Fortune 50 technology, a global human resource Company and a leading media company 1) As of December 31, 2020, Knotel occupied 71,207 square feet and totaled $3.9 million of annualized straight - line rent.

12 Case Study: Tech Bets on New York City’s Future NYC management is highly confident in the long - term market trends as the world’s largest technology companies continue to bet on New York City becoming a global tech hub 12 “In all scenarios I expect us to need physical spaces to get people together, absolutely. We have a lot of growth planned ahead. So even if there is some course correction, I don't think our existing footprint is going to be the issue.” Sundar Pichai, CEO Alphabet & Google “The ability to connect with people, the ability for teams to work together in an ad hoc fashion — you can do it virtually, but it isn’t as spontaneous… we are looking forward to returning to the office.” Ardine Williams, VP Workforce Development • In 2021, NYC executed a five - year lease with a leading Fortune 50 technology company that took occupancy of more than 15,000 SF of former Knotel space and replaced $775,000 of annualized straight - line at 123 William Street o The new lease increases NYC’s exposure to the technology sector, which continues to aggressively lease office space in midtow n Manhattan to access New York City’s vast talent potential • In 2020, Manhattan ranked second amongst all U.S. cities for new leasing activity by tech firms as some of the world’s larges t technology companies signed large block lease transactions, including: o Facebook’s 730,000 SF lease at the Farley building signed in Q3’20 o Apple’s 220,000 SF, six - year, sublease from Macy’s in Q1’20 and subsequent 116,000 SF lease signed in Q4’20 o TikTok’s 10 - year, 232,000 SF, lease in midtown Manhattan signed in Q2’20 o Amazon’s announced plan to create 2,000 new jobs and lease 1 million SF of warehouse space in various boroughs o Office space leasing volume from tech companies in 2020 totaled 1.8 million SF with over 85% of activity representing new lea ses Tech Bets Big on New York City “The city has grit and resilience and diversity, and it was always going to be inspirational for businesses like ours.” Kia Floyd, Head of Public Policy for the East and Midwest, Facebook Source: CBRE “Tech Remains Most Active Industry in Office Leasing Despite Pandemic - Related Slowdown” report dated March 31, 2021 .

13 Financial Highlights

14 Q2’21 Cash Rent Collection 14 Quarter over quarter, original Cash Rent collection improved to 89% from 85% as rent Deferral Agreements (1) executed in 2020 and early 2021 compose less of original Cash Rent due Second Quarter Original Cash Rent Collection Detail Note: Collection data as of July 31, 2021. Total rent collected during the period includes both original Cash Rent due and pa yme nts made by tenants pursuant to rent deferral agreements or otherwise. Excludes second quarter Cash Rent received or Deferral Ag reements executed after July 31, 2021 that would apply to second quarter Cash Rent or any Deferral Agreement that would apply to second quarter Cash Ren t. Eliminating the impact of deferred rent paid, we collected the same percentage of original Cash Rent due. This information ma y not be indicative of any future period and remains subject to changes based ongoing collection efforts and negotiation of additional agreements. T he impact of the COVID - 19 pandemic on our rental revenue for the second quarter of 2021 and thereafter cannot be determined at pres ent. The ultimate impact on our future results of operations and liquidity will depend on the overall length and severity of the COVID - 19 pandemic , which management is unable to predict. 1) Represents Deferral Agreements as well as amendments granting the tenant a rent credit for some portion of Cash Rent due. The re nt credit is generally coupled with an extension of the lease. The terms of the lease amendments providing for rent credits d iff er by tenant in terms of the length and amount of the credit and may also provide for payments of additional amounts to us if the tenant's gr oss sales exceed a certain threshold. A “Deferral Agreement” is an executed or approved amendment to an existing lease agreement to defer a certain portion of Cash Rent due. Q2'21 Original Cash Rent Collected 89% Collected April May June Q2’21 88% 89% 90% 89% Rent Collection Highlights 89% of Second Quarter Original Cash Rent Collected x Collected 90% of original Cash Rent due from NYC’s top ten tenants, which are 73% Investment Grade rated and feature a balance of large corporate and government organizations x In 2021, NYC reenforced it’s tenant base with seven new, rent - paying tenants, including a leading Fortune 50 Technology company x Quarter over quarter, portfolio Occupancy increased from 83% to 85% as 20,500 SF of new, rent - paying, leases commenced at 123 William Street and increased the buildings Occupancy from 87% to 91% 11% of Second Quarter Cash Rent is Outstanding or Subject to a COVID - 19 Deferral Agreement (1) x NYC completed four lease amendments during the second quarter that provided a rent deferral or credit for some original Cash Rent due with deferred Cash Rent to be paid during 2022 through 2024

15 15 Capital Structure and Q2’21 Results Note: As of June 30, 2021, we had cash and cash equivalents of $23.9 million. We are, however, required to maintain a minimum ne t worth in excess of $175.0 million and minimum liquid assets of $10.0 million under our loan secured by our 9 Times Square p rop erty, which limits our use of this cash. Our principal sources of cash in recent periods have been the net cash, if any, provided by our current property o per ations and cash on hand. In some recent periods, including 2020 and 2021 to date, the net cash provided by our property opera tio ns has not been sufficient to fund operating expenses and other capital requirements. Due to rent deferrals and the other impacts of COVID - 19, as well as the terms of our leases, we anticipate we will continue to fund a portion of our operating expenses and other capital requirements with c ash on hand through at least the end of 2021. We may only incur additional indebtedness on our properties (except our only unencumbered property, the Hit Factory, wh ich is unoccupied and therefore unlikely to be accepted as collateral for a new mortgage loan) with the consent of the existing l en ders, which may not be granted on acceptable or favorable terms, or at all, if we were to seek to obtain it. Please see footnote (1) on slide 6 for additional inf ormation about ongoing and anticipated breaches of certain of our loans and particularly the loan secured by 9 Times Square. 1) See Definitions in the appendix for a full description. 2) See appendix for Non - GAAP reconciliations. Since listing in August 2020, NYC has accessed capital markets and continues to maintain a conservative balance sheet with no debt maturities within the next 3 years and Net Leverage of 38.3% Capital Structure x NYC maintains a conservative capital structure with fixed rate, long - term mortgage debt and Net Leverage of 38.3% x No debt maturities within the next three years and a weighted average debt maturity of 5.6 years x Since listing in August 2020, NYC has accessed capital markets and continues to position the Company for attractive acquisition opportunities Q2’21 Results ($ mm) Q2’21 Revenue from Tenants $15.0 Net Loss ($11.1) Funds from Operations (1)(2) ($4.0) Core Funds from Operations (1)(2) ($1.9) Cash NOI (1)(2) $6.0 Key Capitalization Metrics ($ and shares in mm) Q2’21 Fixed / Floating Debt % 100% / 0% Weighted Averaged Effective Interest Rate 4.4% Total Debt $405.0 Net Debt (1) $381.1 Real estate assets, at cost $861.9 Net Leverage 38.3% Diluted Shares Outstanding 12.8 Debt Maturity Schedule $55.0 $99.0 $140.0 $60.0 $51.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030+

16 16 Proactive Management of Select Tenants NYC continues to actively pursue strategic solutions with tenants placed on a cash basis in Q4’20 and replace space formerly occupied by Knotel Prudent and Proactive Actions Taken to Address COVID - 19 Tenant Related Headwinds Tenant Asset Management and Legal Actions Knotel – Secured a seat on the Unsecured Creditor’s Committee – Engaged Cushman & Wakefield at 9 Times Square to aggressively market “turn - key” space formerly occupied by Knotel – Executed a five - year lease with a leading Fortune 50 technology company for 15,100 SF and a two - year lease with a global human resource company for 8,300 SF at 123 William St » Executed a lease subsequent to quarter end for 8,800 SF of former space occupied by Knotel at 9 Times Square, totaling nearly $413,000 in annualized straight - line rent – Since termination, NYC has replaced 45% of the former space occupied by Knotel with creditworthy, rent - paying tenants » Replaced 65% of square feet and 58% of annualized straight - line rent as of December 31, 2020 at 123 William Street » Replaced 24% of square feet and 21% of annualized straight - line rent as of December 31, 2020 at 9 Times Square » Replaced 42% of Knotel’s total annualized straight - line rent as of December 31, 2020 across the portfolio Quik Park/ Icon Parking – Filed and received a summary judgement for part of the past due amount ( Quik Park) and began to enforce the ruling. Awaiting summary judgement rulings for both Quik Park and Icon Parking that would cover part of the rent in arrears and expenses – Management has engaged the tenant and is confident in reaching a mutually beneficial agreement with the tenant as short - term COVID related headwinds subside – Management is also evaluating strategic alternatives to potentially replace the current operator with a rent paying and experienced tenant Universal Sports – Filed and received summary judgment ruling for part of the rent in arrears and expenses – Executed a surrender agreement after Q2’21 that includes partial consideration for past due amounts in arrears and a return of the space to NYC. Management expects to convert the gym space into office space that will better position the asset for leasing opportunities and leverage CBRE’s vast relationship network to backfill with a creditworthy tenant

17 17 Management and Board of Directors

18 18 Experienced Management Team Michael Weil Chief Executive Officer, President and Chairman of the Board of Directors ▪ Founding partner of AR Global ▪ Formerly, Mr. Weil served as Executive Vice President of AR Capital, where he supervised the origination of investment opport uni ties for all AR Capital - sponsored investment programs ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association (n/k/a ADISA) Chris Masterson Chief Financial Officer and Treasurer ▪ Elected Chief Financial Officer and Treasurer of New York City REIT in September 2019 ▪ Currently serves as Chief Financial Officer of Global Net Lease, Inc. (NYSE: GNL) ▪ Past experience includes accounting positions with Goldman Sachs and KPMG Jason Slear Executive Vice President of Real Estate Acquisitions and Dispositions ▪ Responsible for sourcing, negotiating and closing AR Global’s real estate acquisitions and dispositions ▪ Oversaw the acquisition of over $3.5 billion of real estate assets and the lease - up of over 10 million square feet during profes sional career Boris Korotkin Senior Vice President of Capital Markets ▪ Responsible for leading all debt capital market transactions ▪ Former Executive Vice President of Transaction Structuring for American Financial Realty Trust Ori Kravel Senior Vice President of Corporate Development ▪ Responsible for corporate development and business strategy ▪ Executed over $12 billion of capital market transactions and over $25 billion of M&A transactions Christopher Chao Senior Vice President of Asset Management ▪ Responsible for asset management and leasing activity ▪ Former asset management and acquisitions director for Paramount Group, Inc., a 9 million square foot New York City office por tfo lio

19 19 Board of Directors Michael Weil | Director and Executive Chairman ▪ Founding partner of AR Global ▪ Formerly, Mr. Weil served as Executive Vice President of AR Capital, where he supervised the origination of investment opportunities for all AR Capital - sponsored investment programs ▪ Prior to the establishment of AR Capital, Mr. Weil served as Senior Vice President of Sales and Leasing for American Financial Realty Trust (AFRT), where he was responsible for the disposition and leasing activity for an approximately 30 million square foot portfolio ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association (n/k/a ADISA) Lee Elman | Independent Director and Audit Committee Chairman ▪ Independent director of the Company since February 2016 ▪ Founder & President of Elman Investors Inc., an international real - estate investment bank ▪ 40+ years of real estate investment experience in the US and abroad ▪ Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs Abby Wenzel | Independent Director ▪ Ms. Wenzel was a member of the law firm of Cozen O’Conner, resident in the New York Office from April 2009 until her retirement in June 2019. Ms. Wenzel practiced in in the Real Estate Group and capital markets practice area, focusing on capital markets, finance and sale leaseback transactions ▪ Prior to joining Cozen O’Connor, Ms. Wenzel was a partner with Wolf Block, LLP, managing partner of its New York office and chair of its structured finance practice from October 1999 until April 2009 Elizabeth Tuppeny | Lead Independent Director ▪ Chief Executive Officer and founder of Domus, Inc., since 1993 ▪ 30 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies ▪ Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games Strong Corporate Governance x Majority independent Board of Directors, with additional oversight provided by committees comprised solely of independent directors x PricewaterhouseCoopers LLP currently acts as the independent auditor for NYC x NYC is supported by robust financial accounting and reporting teams, and maintains financial reporting processes, controls and procedures x Management and shareholders fully aligned to compensate based on operational outperformance

20 20 Appendix

21 21 Definitions Annualized Straight - Line Rent : Straight - line rent which is annualized and calculated using most recent available lease terms as of the period end indicated . Approved Agreement : Represents Deferral Agreements as well as amendments granting the tenant a rent credit for some portion of original Cash Rent due . The rent credit is generally coupled with an extension of the lease . As of July 31 , 2021 , we granted rent credits with respect to 2 . 1 % of second quarter original Cash Rent due . The terms of the lease amendments providing for rent credits differ by tenant in terms of the length and amount of the credit . A “Deferral Agreement” is an executed or approved amendment to an existing lease agreement to defer a certain portion of Cash Rent due . Agreement Negotiation : Represents active tenant discussions where no Approved Agreement has yet been reached . There can be no assurance that we will be able to enter into an Approved Agreement on favorable terms, or at all . Cash NOI : We define Cash NOI as NOI excluding amortization of above/below market lease intangibles and straight - line adjustments that are included in GAAP lease revenues . Cash Rent : Represents total of all contractual rents on a cash basis due from tenants as stipulated in the originally executed lease agreements at inception or any lease amendments thereafter prior to a Deferral Agreement, refer to slide 13 for further information . “Original Cash Rent” refers to contractual rents on a cash basis due from tenants as stipulated in their originally executed lease agreement at inception or as amended, prior to any rent deferral agreement . We calculate “Original Cash Rent collections” by comparing the total amount of rent collected during the period to the original Cash Rent due . Total rent collected during the period includes both original Cash Rent due and payments made by tenants pursuant to rent deferral agreements . Eliminating the impact of deferred rent paid, we collected the same percentage of original Cash Rent due . Core FFO : In calculating Core FFO, we start with FFO, then we exclude the impact of discrete non - operating transactions and other events which we do not consider representative of the comparable operating results of our real estate operating portfolio, which is our core business platform . Specific examples of discrete non - operating items include acquisition and transaction related costs for dead deals, debt extinguishment costs, listing related costs and expenses (including the vesting and conversion of Class B units and cash expenses and fees which are non - recurring in nature incurred in connection with the listing of Class A common stock on the NYSE and related transactions), and non - cash equity - based compensation . We add back non - cash write - offs of deferred financing costs and prepayment penalties incurred with the early extinguishment of debt which are included in net income but are considered financing cash flows when paid in the statement of cash flows . We consider these write - offs and prepayment penalties to be capital transactions and not indicative of operations . By excluding expensed acquisition and transaction dead deal costs as well as non - operating costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties . In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results . FFO : We define FFO, a non - GAAP measure, consistent with the standards established over time by the Board of Governors of NAREIT, as restated in a White Paper approved by the Board of Governors of NAREIT effective in December 2018 (the “White Paper”) . The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write - downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity . Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO . Our FFO calculation complies with NAREIT’s definition . Investment Grade : As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade . Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default . Ratings information is as of June 30 , 2021 . Top 10 tenants are 53 % actual investment grade rated and 20 % implied investment grade rated

22 22 Definitions Leasing Pipeline : Includes ( i ) all leases fully executed by both parties as of July 31 , 2021 , but after June 30 , 2021 , and (ii) all leases under negotiation with an executed LOI by both parties as of July 31 , 2021 . This represents two executed leases that commenced in the third quarter of 2021 totaling approximately 17 , 300 square feet and one LOI totaling 5 , 500 square feet, net of one lease termination for 8 , 800 square feet after June 30 , 2021 . There can be no assurance that the LOI will lead to a definitive lease that will commence on the contemplated terms, or at all . Leasing pipeline should not be considered an indication of future performance . Net Debt : Total debt of $ 405 . 0 million less cash and cash equivalents of $ 23 . 9 million as of June 30 , 2021 . Net Leverage : For the Company and for June 30 , 2021 , represents total mortgage notes payable, gross of $ 405 . 0 million minus cash and cash equivalents of $ 23 . 9 million divided by total assets of $ 841 . 3 million plus accumulated depreciation and amortization of $ 153 . 8 million as of June 30 , 2021 . For peers, represents total debt, plus preferred equity, minus cash and cash equivalents divided by total assets plus accumulated depreciation and amortization, at cost, as of June 30 , 2021 . NOI : Defined as a non - GAAP financial measure used by us to evaluate the operating performance of our real estate . NOI is equal to total revenues, excluding contingent purchase price consideration, less property operating and maintenance expense . NOI excludes all other items of expense and income included in the financial statements in calculating net (loss) . Occupancy : Represents percentage of square footage of which the tenant has taken possession of divided by the respective total rentable square feet as of the date or period end indicated . Remaining Lease Term : Represents the outstanding tenant lease term . Weighted based on Annualized Straight - Line rent as of the date or period end indicated .

23 23 Reconciliation of Non - GAAP Metrics: Cash NOI For the Three Months Ended (in thousands) June 30, 2021 March 31, 2021 June 30, 2020 Net Loss (in accordance with GAAP) $ (11,052) $ (13,535) $ (5,286) Other income (31) 8 (641) General & Administrative 1,984 2,732 2,497 Asset and property management fees to related parties 1,847 1,907 1,844 Equity - based compensation 2,120 2,115 24 Depreciation & Amortization 7,023 8,526 7,912 Interest Expense 4,763 4,713 4,995 Accretion of below - and amortization of above - market lease liabilities and assets, net (225) (215) (1,890) Straight - line rent (revenue as a lessor) (438) (640) (784) Straight - line ground rent (expense as lessee) 26 28 27 Cash NOI $ 6,017 $ 5,639 $ 8,698 Cash Net Operating Income (Cash NOI) Reconciliation Schedule

24 24 Reconciliation of Non - GAAP Metric: FFO (in thousands) Three Months Ended June 30, 2021 Three Months Ended June 30, 2020 Net Loss (in accordance with GAAP) $ (11,052) $ (5,286) Depreciation and amortization 7,023 7,912 FFO (As defined by NAREIT) $ (4,029) $ 2,626 Equity - based compensation 2,120 24 Core FFO attributable to common stockholders $ (1,909) $ 2,650 Funds From Operations (FFO) Reconciliation Schedule

25 25 Legal Notices

26 26 Important Information References in this presentation to the “Company,” “we,” “us” and “our” refer to New York City REIT, Inc. (“NYC”) and its cons oli dated subsidiaries. This presentation contains estimates and information concerning the Company’s industry and the Company’s peer companies that are based on industry publications, reports and peer company public filings. The Company has not independently verified the accuracy of the data contained in these industry publications, reports and peer company public filings. These estimates and information involve a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to thi s information. The industry in which we operate is subject to a high degree of uncertainty and risk due to variety of factors, in cluding those described in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operati ons ” sections of the Company’s Annual Report on Form 10 - K filed with the SEC on March 29, 2021 and the Company's subsequent Quarterly Reports on Form 10 - Q filed with the SEC. These and other factors could cause results to differ materially from those expressed in these publications and reports. The majority of the concessions granted to our tenants as a result of the COVID - 19 pandemic are rent deferrals or temporary rent abatements with the original lease term unchanged and collection of deferred rent deemed probable. As a result of relief gran ted by the FASB and the SEC related to lease modification accounting, rental revenue used to calculate Net Income and, NAREIT FFO an d Core FFO has not been, and we do not expect it to be, significantly impacted by these types of deferrals.

27 27 Forward Looking Statements Certain statements made in this presentation are “forward - looking statements” (as defined in Section 21E of the Exchange Act), w hich reflect the expectations of the Company regarding future events. You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “m ay,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar word s o r phrases. The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements. These forward - looking statements include, but are not limited to, market and other expectations, objectives, and intentions, as well as any other statements that are not historica l f acts. Our potential risks and uncertainties are presented in the section titled “Item 1A. Risk Factors” in the Company’s Annual Rep ort on Form 10 - K filed with the SEC on March 29, 2021 as well as other subsequent reports filed with the SEC. Forward - looking statements speak as of the date they were made and we disclaim any obligation to update and revise statements contained in these materials to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over tim e, unless required by law. The following are some of the risks and uncertainties relating to us, although not all risks and uncertainties, that could cause our actual results to differ mat eri ally from those presented in our forward - looking statements: • Our properties may be adversely affected by economic cycles and risks inherent to New York City. • Our ability to fund our capital requirements will depend on, among other things, the amount of cash we are able to generate f rom our operations, which is dependent on, among other things, the impact of the COVID - 19 pandemic on our tenants and other factors outside of our control, and our ability to access capital f rom outside sources, which may not be available on acceptable or favorable terms, or at all. • If we are not able to generate sufficient cash from operations, we may have to reduce the amount of dividends we pay or ident ify other financing sources. • Funding dividends from other sources such as borrowings, asset sales or equity issuances limits the amount we can use for pro per ty acquisitions, investments and other corporate purposes. • We are subject to risks associated with a pandemic, epidemic or outbreak of a contagious disease, such as the ongoing global COV ID - 19 pandemic, including negative impacts on our tenants and their respective businesses. • Market and economic challenges experienced by the U.S. and global economies may adversely impact aspects of our operating res ult s and operating condition. • We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic v iab ility of our tenants. If a tenant or lease guarantor declares bankruptcy or becomes insolvent, we may be unable to collect balances due under relevant leases. • We anticipate our ongoing breach of the loan secured by our 9 Times Square property may lead to an event of default under the lo an in the quarter ending September 30, 2021. There is no assurance we will be able to reach a satisfactory agreement with our lenders or otherwise make a significant repayment of p rin cipal (the exact amount of which cannot be estimated presently) as required by the loan agreement which may give rise to an event of default and the lenders accelerating the prin cip al amount due under the loan and exercising other remedies including foreclosing on the property. Further, funding any substantial principal repayment would significantly impact our ca pit al resources which could have a material adverse effect on our ability to fund our operating expenses (including debt service obligations), acquisitions, capital expenditures and divid end s to the holders of shares of our common stock. • The ongoing breach of covenants in certain of our loan agreements has resulted in the excess cash generated by the properties be ing held by the lenders as additional collateral for the loans. There is no assurance we will be able to cure the breaches and access the excess cash generated by these properties, if any. • In owning properties we may experience, among other things, unforeseen costs associated with complying with laws and regulati ons and other costs, potential difficulties selling properties and potential damages or losses resulting from climate change. • We depend on the Advisor and Property Manager to provide us with executive officers, key personnel and all services required for us to conduct our operations. • All of our executive officers face conflicts of interest, such as conflicts created by the terms of our agreements with the A dvi sor and compensation payable thereunder, conflicts allocating investment opportunities to us, and conflicts in allocating their time and attention to our matters. Conflicts that arise may no t be resolved in our favor and could result in actions that are adverse to us. • We have long - term agreements with our Advisor and its affiliates that may be terminated only in limited circumstances and may re quire us to pay a termination fee in some cases. • We have substantial indebtedness and may be unable to repay, refinance, restructure or extend our indebtedness as it becomes due . Increases in interest rates could increase the amount of our debt payments. We may incur additional indebtedness in the future. • The stockholder rights plan adopted by our board of directors, our classified board and other aspects of our corporate struct ure and Maryland law may discourage a third party from acquiring us in a manner that might result in a premium price to our stockholders. • Restrictions on share ownership contained in our charter may inhibit market activity in shares of our stock and restrict our bus iness combination opportunities. • We may fail to continue to qualify as a REIT.